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                                                                   EXHIBIT 10.22

                               EXCHANGE AGREEMENT
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     THIS EXCHANGE AGREEMENT is made as of the 30th day of September, 1996, by and between GLENN R. JONES ("Jones"), JONES INTERNATIONAL, LTD ("JI"), a Colorado corporation (collectively with Jones, the "Sellers"), and JONES INTERNATIONAL NETWORKS, LTD, a Colorado corporation ("Buyer").

                                    RECITALS
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     A.   Sellers own all of the issued and outstanding shares (the "Shares") of
Jones Earth Segment, Inc., a Colorado corporation (the "Company"), as follows:
          Jones     1196 shares of Class A Common Stock and
                    1196 shares of Class B Common Stock
          JI        5100 shares of Class A Common Stock and
                    5100 shares of Class B Common Stock

     B. Sellers desire to sell their shares of the Company to Buyer, and Buyer desires to acquire said shares from Sellers in exchange for the issuance of certain shares of the Buyer, upon the terms and conditions set forth in this Agreement.

     C. The transaction described in this Agreement shall, as between themselves, be effective as of September 30, 1996, although certain closing documentation may occur at a different date.

                                   AGREEMENT
                                   ---------

     In consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   The Exchange.  Subject to the terms and conditions set forth in this
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Agreement, Sellers shall sell, convey, assign, transfer and deliver to Buyer, and Buyer
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shall acquire from Sellers, all of Sellers' shares in the Company, consisting of an aggregate of 6,296 shares of Class A Common Stock and 6,296 shares of Class B Common Stock, free and clear of all security interests, liens, pledges, claims, charges and encumbrances.

     2.   Consideration.  In consideration for the Shares, Buyer shall issue
          -------------
shares of Buyer's Class A Common Stock (the "Buyer's Stock") to the Sellers as follows:

          Jones 110,833 shares
          JI 472,500 shares

     3.   Sellers' Representations.  Each Seller, severally and not jointly,
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hereby represents and warrants to Buyer, with respect to such Seller;  that:

          (a) The execution and delivery of this Agreement by such Seller has been duly and validly authorized and approved by all necessary action of such Seller. This Agreement is a valid and binding obligation of such Seller, enforceable against it in accordance with its terms.
          (b) Such Seller has good title to the Shares of the Company held by such Seller, free and clear of all security interests, liens, pledges, charges and encumbrances of every kind.
          (c) The execution and delivery of this Agreement by such Seller will not violate any provision of law and will not, with or without the giving of notice or the passage of time, conflict with or result in any breach of any of the terms or conditions of, or constitute a default under, any mortgage, agreement or other instrument to which such Seller is a party or by which such Seller is bound; provided, that the approval of the Federal Communications Commission must be obtained regarding the transfer of control of certain licenses held by the Company. The execution, delivery and performance of this Agreement by such Seller will not result in the creation of any

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security interest, lien, pledge, charge or encumbrance upon the Shares owned by such Seller.

     4.   Buyer's Representations.  Buyer hereby represents and warrants to
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Sellers that:

          (a) The execution and delivery of this Agreement and the issuance of the Buyer's Stock have been duly and validly authorized and approved by all necessary action of Buyer. This Agreement is a valid and binding obligation of Buyer, enforceable against it in accordance with its terms.
          (b) The execution and delivery of this Agreement by Buyer will not violate any provision of law and will not, with or without the giving of notice or the passage of time, conflict with or result in any breach of any of the terms or conditions of, or constitute default under, any mortgage, agreement or other instrument to which Buyer is a party or by which Buyer is bound. Execution, delivery and performance of this Agreement by Buyer will not result in the creation of any security interest, lien, pledge, charge or encumbrance upon the Buyer's Stock.

     5.   Conditions Precedent to Buyer's Obligations.  The obligations of Buyer
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under this Agreement are subject to the fulfillment of each of the following conditions:

          (a) All of the representations and warranties by Sellers contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date. Sellers shall have complied with and performed all of the agreements, covenants and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.
          (b) Seller shall have delivered to Buyer such instruments, consents and approvals as are necessary to transfer the Shares.

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          (c) The necessary regulatory approvals shall have been obtained.

     6.   Conditions Precedent to Sellers' Obligations.  The obligations of
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Sellers under this Agreement shall be subject to the fulfillment of each of the following conditions:

          (a) The necessary regulatory approvals shall have been obtained.
          (b) Buyer shall have delivered the Consideration to Seller in accordance with this Agreement.

     7.   Closing.  The closing hereunder (the "Closing") shall be held in the
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offices of Seller, 9697 E. Mineral Avenue, Englewood, Colorado 80112, on such date or dates as the parties hereto shall mutually agree (the "Closing Date"). At the Closing, all documents and other instruments and documents referred to or contemplated by this Agreement shall be exchanged by the parties hereto, which exchange shall be deemed effective between the parties as of the date first above written.

     8.   Brokerage.  Sellers represent and warrant to Buyer that Sellers will
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be solely responsible for, and pay in full, any and all brokerage or finder's fees or agent's commissions or other like payment owing in connection with Sellers' use of any broker, finder or agent in connection with this Agreement or the transactions contemplated hereby. Buyer represents and warrants to Sellers that Buyer will be solely responsible for, and pay in full, any and all brokerage or finder's fees or agent's commissions or other like payment owing in connection with Buyer's use of any broker, finder or agent in connection with this Agreement or the transactions contemplated hereby. Each party hereto shall indemnify and hold the other party hereto harmless against and in respect of any breach by it of the provisions of this Paragraph.

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     9.   Investment Representations.  The Buyer's Stock has not been registered
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under the Securities Act of 1933, as amended, or under any state securities laws. Accordingly, Sellers understand and agree that they are acquiring their respective shares of the Buyer's Stock for investment and they may not sell, transfer, or convey any interest in or to the Shares unless the Shares have been registered under the Securities Act of 1933, as amended, and under any applicable state securities laws, or unless suitable exemptions from such registration are available. The certificates representing the Buyer's Stock shall bear a legend to the foregoing effect and the share transfer records of Buyer shares be noted to the same effect.

     10.  Escrow.  Sellers have delivered certificates representing the Shares
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to Buyer, to be held in escrow and delivered upon notice that any necessary regulatory approvals have been received.

     11.  Miscellaneous.
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          (a) Buyer shall have the right, upon notice to Sellers, to assign to its rights and obligations hereunder to any affiliate of Buyer, or, subject to Sellers' consent, to any other entity.
          (b) This Agreement embodies the entire understanding and agreement among the parties concerning the subject matter hereof and supersedes any and all prior negotiations, understandings or agreements in regard thereto. This Agreement shall be interpreted, governed and construed in accordance with the internal laws of the State of Colorado. This Agreement may not be modified or amended except by an agreement in writing executed by both Buyer and Sellers.

                            [EXECUTION PAGE FOLLOWS]

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     IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

                                    SELLERS:
                                    --------
                                    JONES INTERNATIONAL, LTD
                                    By:  /s/ Glenn R. Jones
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                                    Title:  President
                                            ---------------
                                    GLENN R. JONES:
                                    ---------------
                                    /s/ Glenn R. Jones
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                                    BUYER:
                                    ------
                                    JONES INTERNATIONAL
                                    NETWORKS, LTD
                                    By:  /s/ Gregory J. Liptak
                                         ---------------------
                                    Title: President
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